Goodwill and Intangibles - Schedule of Goodwill and Other Intangible Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2018	Dec. 31, 2017	Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill	$ 4,485	$ 4,485	$ 4,485
Core deposit intangible	7,179	7,179	7,179
Total	11,664	11,664	11,664
Less: Accumulated amortization	(4,044)	(3,693)	(2,990)
Total, net	$ 7,620	$ 7,971	$ 8,674